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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-11577

     Date of Report (date of earliest event reported): February 11, 2004


                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)


              DELAWARE                                  43-0730877
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

     9387 DIELMAN INDUSTRIAL DRIVE
         ST. LOUIS, MISSOURI                             63132
(Address of principal executive offices)               (Zip Code)



                               (314) 991-9200
            (Registrant's telephone number, including area code)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements. Not applicable.

                  (b) Pro forma financial information. Not applicable.

                  (c) Exhibits. See Exhibit Index.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by Falcon Products, Inc. on February 11, 2004 announcing its financial results for the fourth fiscal quarter ended November 1, 2003. The information furnished in this Form 8-K, including
Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


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                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 11, 2004

                                   FALCON PRODUCTS, INC.



                                   By: /s/ David L. Morley
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                                      David L. Morley
                                      President and Chief Operating Officer

                                EXHIBIT INDEX


Exhibit No.       Description
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99                Press Release issued by Falcon Products, Inc. on
                  February 11, 2004